UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2013

Hurco Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way
Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

Effective March 14, 2013, the Board of Directors of the Company appointed Gregory S. Volovic to the office of President. Mr. Volovic had been the Executive Vice President of Technology, Operations, and North American Sales/Service. Mr. Volovic will assume the responsibilities of President previously performed by Mr. Doar.  Mr. Doar will continue to serve as the Company's Chief Executive Officer and Chairman of the Board.  Mr. Volovic's compensation arrangements, as described in the proxy statement for the Company's 2013 annual meeting of shareholders, were not changed as a result of his appointment to the office of President.

A copy of a press release issued by the Company with respect to the foregoing management change is filed as an exhibit to this report and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on March 14, 2013. The shareholders:

•	elected all eight of the Company's nominees for director to serve until the next Annual Meeting of Shareholders;
•	approved, on an advisory basis, the compensation for the Company's named executive officers as disclosed in the proxy statement;
•	re-approved the Hurco Companies, Inc. 2008 Equity Incentive Plan; and
•	appointed Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2013.

Shares were voted on these proposals as follows:

Election of Directors:	Number of Votes FOR	Number of Votes WITHHELD	Non- Votes	Abstentions
Robert W. Cruickshank	5,044,154	103,309	878,399	--
Michael Doar	5,087,482	59,981	878,399	--
Philip James	5,054,168	93,295	878,399	--
Michael P. Mazza	5,057,229	90,234	878,399	--
Andrew Niner	5,109,026	38,437	878,399	--
Richard Porter	5,105,986	41,477	878,399	--
Janaki Sivanesan	5,107,037	40,426	878,399	--
Ronald Strackbein	5,107,177	40,286	878,399	--

	For	Against	Non- Votes	Abstentions
Advisory vote to approve executive compensation:	3,128,340	1,995,137	878,399	23,986
	For	Against	Non- Votes	Abstentions
Re-approve the Hurco Companies, Inc. 2008 Equity Incentive Plan:	4,805,268	337,041	878,399	5,154
	For	Against	Non- Votes	Abstentions
Appointment of public accounting firm:	6,002,355	17,279	--	6,228

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated March 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2013

HURCO COMPANIES, INC.

By:	/s/ John G. Oblazney
John G. Oblazney, Vice President, Secretary, and Chief Financial Officer